EXHIBIT 10.31

                                 PURCHASE AGREEMENT

     AGREEMENT, dated February 28, 2002 between Arthur Treacher's Inc., a Delaware corporation having an office at 5 Dakota Drive, Suite 302, Lake Success, New York 11042 ("Seller") and PAT Franchise Systems, Inc., a Delaware corporation having an office at 5 Dakota Drive, Suite 302, Lake Success, New York 11042 ("Purchaser").

                                  R E C I T A L S

     WHEREAS, Seller is the owner of 100% of the outstanding capital stock of Arthur Treacher's Franchise Systems, Inc., a New York corporation having an office at 5 Dakota Drive, Suite 302, Lake Success, New York, 11042 ("ATFS") and Pudgie's Franchise Corp., a New York corporation having an office at 5 Dakota Drive, Suite 302, Lake Success, New York 11042 ("Pudgies," and together with ATFS, the "Companies");

     WHEREAS, Seller is the owner of certain proprietary rights relating to ATFS and Pudgies; and

     WHEREAS, the Purchaser wishes to purchase and Seller wishes to sell 100% of the outstanding capital stock of each of the Companies and the aforementioned proprietary rights upon the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

     1.Sale of Shares and Proprietary Rights. Subject to and upon the terms and conditions set forth in this Agreement, Seller hereby sells, transfers, conveys, assigns and delivers to the Purchaser free and clear of all claims, charges, liens, contract rights, options, security interests, mortgages, encumbrances and restrictions whatsoever (collectively, the "Encumbrances"), and Purchaser hereby purchases from Seller, (a) 100 shares of common stock, $.001 par value per share of ATFS (the "ATFS Shares") and 160 shares of common stock, no par value per share of Pudgies (the "Pudgies Shares" and together with the ATFS Shares, the "Shares") and (b) all right, title and interest of Seller in and to all of the proprietary rights of ATFS and Pudgies listed on Schedule 1A hereto, which
Schedule 1A is incorporated herein by reference and made a part hereof (collectively, the "Proprietary Rights") in consideration of the assumption of the liabilities set forth on Schedule 1B hereto, which Schedule 1B is incorporated herein by reference and made a part hereof (the "Assumed Liabilities").

     Purchaser hereby purchases the Shares and the Proprietary Rights from Seller by the execution and delivery of an assignment and assumption agreement in respect of the Assumed Liabilities in the form attached hereto as Exhibit A. Simultaneously herewith, Seller is delivering to Purchaser (a) stock certificates representing the Shares duly endorsed in blank for transfer or accompanied by a separate stock power duly executed in blank, (b) an executed assignment of the federally-registered Proprietary Rights specified in the form attached hereto as Exhibit B, conveying, transferring and assigning to Purchaser, all of Seller's right, title and interest in and to such Proprietary Rights and (c) an executed assignment of the common law Proprietary Rights specified in the form attached hereto as Exhibit C, conveying, transferring and assigning to Purchaser, all of Seller's right, title and interest in and to such Proprietary Rights (together, the "Proprietary Rights Assignments").

     Purchaser shall also execute and deliver to Seller the Guaranty and Security Agreement attached in the form of Exhibit D in respect of that certain promissory note in the form of Exhibit E executed by PAT Services, Inc., MIE Hospitality Inc .and Arthur Treacher's Inc.in favor of Digital Creative Development Corporation, a Delaware corporation.

     2.Liabilities Not Assumed. Except for the Assumed Liabilities, Purchaser shall not by execution and performance of this Agreement or otherwise, assume or otherwise be responsible for any liability or obligation of any nature of Seller, or claims of such liability or obligation, matured or unmatured, liquidated or unliquidated, fixed or contingent, or known or unknown, whether arising out of occurrences prior to, at or after the date hereof.

     3.Purchase Price Allocation. Purchaser and Seller shall for purposes of this Agreement and for federal, state and local tax purposes allocate the Purchase Price in the manner set forth on an allocation certificate in the form annexed hereto as Exhibit F (the "Allocation Certificate") to be executed by Purchaser and Seller simultaneously herewith. Purchaser and Seller shall file all federal, state, local and foreign tax returns, including Internal Revenue Form 8594, in accordance with the allocation set forth in such Allocation Certificate.

4.Representations and Warranties of Seller.

Seller represents and warrants to Purchaser as follows:

     5.Organization, Standing and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware and each of the Companies is a corporation duly organized, validly existing and in good standing under the laws of New York. Seller and each of the Companies has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Seller and each of the Companies is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

     6.Capitalization and Voting Rights. The authorized capital of ATFS consists of: 200 ATFS Shares, of which 100 shares are issued and outstanding as of the date hereof. The authorized capital of Pudgies consists of: 200 Pudgies Shares, of which 160 shares are issued and outstanding as of the date hereof. There are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from either of the Companies of any shares of its capital stock. Neither of the Companies is a party or subject to any agreement or understanding of any kind, and, to Seller's knowledge, there is no agreement or understanding of any kind between any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof, which affects or relates to the acquisition, disposition or voting or giving of written consents with respect to any equity security (or securities convertible into equity securities) of either of the Companies. The Shares have been duly and validly issued, are fully paid and non-assessable and were issued in compliance with all applicable Federal and state securities laws

     7.Execution,   Delivery  and  Performance.  The  execution,   delivery  and
performance by Seller of this Agreement are within Seller's corporate powers and have been duly authorized by all necessary corporate action.

     8.Binding Effect. This Agreement, when executed and delivered will be the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy. 9.abShare Ownership. Seller is the record and beneficial owner of the Shares free and clear of all Encumbrances, and is conveying good and valid title to the Shares to Purchaser, free and clear of all Encumbrances. 10.abRepresentations and Warranties by Purchaser. Purchaser represents and warrants to Seller as follows:

     a. Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Purchaser has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Purchaser is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

     b. Execution, Delivery, Authorization and Performance. The execution, delivery and performance by Purchaser of this Agreement are within the powers of Purchaser and have been duly authorized by all necessary corporate action.

     c. Binding Effect. This Agreement, when executed and delivered will be the legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

     d. Investment Representation: Purchaser represents that it is acquiring the Shares for its own account for investment only and not with a view towards the distribution or resale, and agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of, or offer to dispose of, the Shares, unless the Shares have been registered under the Securities Act of 1933 (the "1933 Act") and applicable state securities laws or such registration is not required in the opinion of counsel for Purchaser. Any routine sale of the Shares made in reliance upon Rule 144 promulgated under the 1933 Act can be made only in accordance with the terms and conditions of said Rule and further, that in case such Rule is not applicable to any sale of the Shares, resale thereof may require compliance with some other exemption under the 1933 Act prior to resale. Purchaser understands that certificates for the Shares purchased pursuant to this Agreement shall bear the following legend:

     "THESE  SECURITIES  HAVE NOT BEEN  REGISTERED  UNDER THE  SECURITIES ACT OF
1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT."

     Purchaser represents that (i) it is purchasing the Shares after having made adequate investigation of the business, finances and prospects of the Companies,
(ii) it has been furnished any information and materials relating to the business, finances and operation of the Companies and any information and materials relating to the sale of the Shares which it has requested and (iii) it has been given an opportunity to make any further inquiries desired of the management and any other personnel of the Companies and has received satisfactory responses to such inquiries.

11.Indemnification

     a. Purchaser (the "Indemnifying Party") shall indemnify Seller, its subsidiaries, successors, officers, directors and affiliates (the "Indemnified Party," as the case may be) against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever and including reasonable fees and expenses of the Indemnified Party's counsel) (collectively,"Losses") to which any of them may become subject which arises from any material breach of the representations and warranties set forth in Section 5 of this Agreement .

     b. Seller (the "Indemnifying Party") shall indemnify Purchaser, its subsidiaries, successors, officers, directors and affiliates and Bernstein (the "Indemnified Party") against all Losses to which any of them may become subject which arises from any material breach of the representations and warranties set forth in Section 4 of this Agreement.

     c. Promptly after receipt by an Indemnified Party, of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against an Indemnifying Party under such section, give notice to the Indemnifying Party of the commencement thereof, but the failure to so notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnified Party except to the extent the defense of such action by the Indemnifying Party is prejudiced thereby. In case any such action shall be brought against an Indemnified Party and it shall give notice to the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonable satisfactory to such Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. If an Indemnifying Party assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnified Party's consent (which shall not be unreasonably withheld) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person which is not fully remedied by the payment referred to in clause (ii) and no adverse effect on any other claims that may be made against the Indemnified Party and (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party, (b) the Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be reasonably withheld) and (c) the Indemnified Party will reasonable cooperate with the Indemnifying Party in the defense of such action. If notice is given to an Indemnifying Party of the commencement of any action and it does not, within 15 days after the Indemnified Party's notice is given, give notice to the Indemnified Party of its election to assume or participate in the defense thereof, the Indemnifying Party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the Indemnified Party. Notwithstanding the foregoing, if an Indemnified Party determined in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliates other than as a result of monetary damages, such Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such action, but the Indemnifying Party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

     d. The indemnification provisions contained in this Section 6 are in addition to any other rights or remedies which any party hereto may have with respect to the others hereunder.

     e. The indemnification payments required by this Section 6 shall be made by periodic payments on the amount thereof during the course of the investigation or defense, as and when the invoices therefore are received, or expense, loss, damage or liability incurred.

12.Miscellaneous

     a. Amendments, Etc. No amendment of any provision of this Agreement shall in any event be effective unless the amendment shall be in writing and signed by the parties hereto.

     b. Notices, Etc. All notices or other communications given under this Agreement shall be in writing, sent to the respective addresses first set forth above or such other addresses as Purchaser or Seller or any other party to this Agreement, as applicable, may designate, by certified mail (return receipt requested), telecopy (with confirmation) overnight courier or personal delivery. Notice shall be deemed given upon receipt. A copy of all notices to either party shall be given to Steven Wolosky, Esq., Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022.

     c. No Waiver; Remedies. No failure on the part of any party to this Agreement to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise thereof or the exercise of any other right operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     d. Survival of Agreements, etc. The agreements, representations, warranties, covenants and provisions contained in this Agreement shall survive the date hereof and the purchase of the Shares by the Purchaser hereunder for a period of three (3) years from the date hereof.

     e. Severability of Provisions. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     f. Integration. This Agreement sets forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and thereby supersedes any previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

     g. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of Seller and the Purchaser and their respective successors and assigns, except that neither Seller nor the Purchaser may assign this Agreement, or the rights or obligations hereunder, without the prior written consent of the other party. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements and instruments executed and performed in the State of New York.

     h. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

     i. Additional Actions. The parties to this Agreement (as reasonably requested from time to time by the other parties) shall take all reasonably appropriate action and execute additional documents, which may be necessary to carry out the provisions of this Agreement.





         IN WITNESS WHEREOF, the parties have duly executed this Agreement.
                                            ARTHUR TREACHER'S, INC.
                                                     a Delaware Corporation

                                                     By:______________________

                                            PAT FRANCHISE SYSTEMS, INC.

                                           By:________________________________
                                              Jeffrey Bernstein, President